EXHIBIT 10.1

FIRST AMENDMENT TO
THE WASHINGTON TRUST COMPANY
NONQUALIFIED DEFERRED COMPENSATION PLAN
AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 2008

A.	WHEREAS, The Washington Trust Company (the “Company”)

maintains The Washington Trust Company Nonqualified Deferred Compensation Plan, as amended and restated effective as of January 1, 2008 (the “Plan”),

for the benefit of its eligible employees; and

WHEREAS, the Company desires to amend the Plan; and

WHEREAS, the Company has delegated this right to amend the Plan to the Compensation and Human Resources Committee of the Company; and

WHEREAS, the Compensation and Human Resources Committee of the Company has authorized the following amendment to the Plan;

NOW, THEREFORE, the Company hereby amends the Plan as follows:

1.	Section 7.2(h) is hereby amended by deleting the reference to “September 15, 2008” and substituting in lieu thereof “March 14, 2009.”

B.	The effective date of this Amendment is September 1, 2008.

C.	In all other respects said Plan is hereby confirmed

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer this 16th day of September, 2008.

THE WASHINGTON TRUST COMPANY OF WESTERLY
/s/ John C. Warren
John C. Warren
Chairman and Chief Executive Officer